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                                                                EXHIBIT 10.32


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                    PLEDGE, ESCROW AND DISBURSEMENT AGREEMENT

                                  by and among





                               PARK `N VIEW, INC.



                       STATE STREET BANK AND TRUST COMPANY

                                   as Trustee



                                       and

                       STATE STREET BANK AND TRUST COMPANY

                                 as Escrow Agent





                                  May 27, 1998






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                    PLEDGE, ESCROW AND DISBURSEMENT AGREEMENT

THIS PLEDGE, ESCROW AND DISBURSEMENT AGREEMENT (this "Agreement"), dated as of May 27, 1998, is by and among PARK `N VIEW, INC. (the "Company"), STATE STREET BANK AND TRUST COMPANY, as trustee under the Indenture referred to below (the "Trustee"), AND STATE STREET BANK AND TRUST COMPANY, in its capacity as collateral agent for the Trustee and the Holders of the Notes hereinafter described (the "Escrow Agent").


                                    RECITALS

A. The Notes. Pursuant to that certain Indenture (the "Indenture") dated as of May 27, 1998, by and between the Company and the Trustee, the Company will issue $75,000,000 in aggregate principal amount of 13% Senior Notes due 2008 (collectively, the "Notes"). Immediately after receipt of payment for the Notes (the "Deposit Time"), the Company will deposit $19,175,000 of the net proceeds from the sale of the Notes (the "Escrow Proceeds") into a segregated cash collateral trust account with the Escrow Agent at its office at 61 Broadway, New York, New York 10006 in the name of State Street Bank and Trust Company, as Escrow Agent, "Collateral Account for Park `N View, Inc." (the "Escrow Account"). The Escrow Account and all balances and investments from time to time therein shall be under the sole dominion and control of the Escrow Agent for the benefit of the Holders of the Notes. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

B. Purpose. The parties hereto desire to set forth their agreement with regard to the administration of the Escrow Account, the creation of a security interest in the Collateral (as defined herein) and the conditions upon which funds will be released from the Escrow Account and the conditions upon which the security interest and Lien described herein will be released.


                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Security Interest.

                   1.1. Pledge and Assignment. The Company hereby irrevocably pledges, assigns and sets over to the Trustee, and grants to the Trustee, for the benefit of the Holders of the Notes, a first priority continuing security interest in all of the Company's right, title and interest to all of the following, whether now owned or existing or hereafter acquired or created (collectively, the "Collateral"):

                  1.1.1.   the Escrow Account;

                  1.1.2. all funds from time to time held in the Escrow Account, including, without limitation, the Escrow Proceeds and all certificates and instruments, if any, from time to time, representing or evidencing the Escrow Account or the Escrow Proceeds;

                  1.1.3. all Pledged Securities (as defined herein), whether the same shall constitute certificated securities, uncertificated securities, investment property, instruments, general intangibles or otherwise held by or registered in the name of the Escrow Agent or the Trustee and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Securities;


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                  1.1.4.   all notes, certificates of deposit, deposit accounts,
         checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee or the Escrow Agent for or on behalf of the Company in substitution for or in addition to any or all of the then existing Collateral;

                  1.1.5. all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral; and

                  1.1.6. all proceeds of the foregoing including, without limitation, cash proceeds.

The Company and the Trustee hereby appoint the Escrow Agent to act as the Trustee's agent, on behalf of the Holders of the Notes, for purposes of perfecting the foregoing pledge, assignment and security interest in the Collateral, and the Escrow Agent hereby accepts such appointment. The Escrow Agent hereby acknowledges the security interest in the Collateral granted by the Company in favor of the Trustee hereunder. The Escrow Agent further acknowledges that it is holding the Collateral for the benefit of the Holders of the Notes subject to the pledge and security interest granted to the Trustee hereunder. Without prejudice to the Trustee's rights under Section 7.07 of the Indenture, for so long as the foregoing pledge, assignment and security interest remains in effect, the Escrow Agent hereby waives any right of setoff or banker's lien that it, in its individual capacity, may have with respect to any or all of the Collateral.

                  1.2. Secured Obligations. This Agreement secures the due and punctual payment and performance of all obligations and indebtedness of the Company, whether now or hereafter existing, under the Notes and the Indenture including, without limitation, interest accrued thereon after the commencement of a bankruptcy, reorganization or similar proceeding involving the Company to the extent permitted by applicable law (collectively, the "Secured Obligations").

                  1.3. Delivery of Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be held by or on behalf of the Escrow Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Trustee and the Escrow Agent. All securities in uncertificated or book-entry form, if any, representing or evidencing the Collateral shall be registered in the name of the Trustee or any of its nominees by book-entry or as otherwise appropriate so as to properly identify the interest of the Trustee therein. In addition, the Trustee shall have the right, at any time following the occurrence of an Event of Default, and only for so long as such Event of Default is continuing, to instruct the Escrow Agent to release the Collateral and to transfer to or to register in the name of the Trustee or any of its nominees any or all other Collateral. Except as otherwise provided herein, all Collateral shall be deposited and held in the Escrow Account. The Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing all or any portion of the Collateral for certificates or instruments of smaller or larger denominations in the same aggregate amount.

                  1.4. Further Assurances. Prior to, contemporaneously herewith, and at any time and from time to time hereafter, the Company shall, at the Company's expense, execute and deliver to the Trustee or the Escrow Agent such other instruments and documents, and shall take all further action as it deems reasonably necessary or advisable or as the Trustee or the Escrow Agent may reasonably request, including, without limitation, an Opinion of Counsel, upon which the Trustee or the Escrow Agent, as the


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case may be, may conclusively rely, to confirm or perfect the security interest of the Trustee granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and the Company shall take all necessary action to preserve and protect the security interest created hereby as a first priority, perfected lien and encumbrance upon the Collateral. The Company shall pay all costs incurred in connection with any of the foregoing.

                  1.5. Maintaining the Escrow Account. So long as this Agreement is in full force and effect:

                  1.5.1. the Company shall establish and maintain the Escrow Account with the Escrow Agent in New York, New York, and the Escrow Account and the Collateral shall at all times remain under the exclusive dominion and control of the Escrow Agent for the benefit of the Holders of the Notes; and

                  1.5.2. it shall be a term and condition of the Escrow Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Escrow Account and except as otherwise provided by the provisions of Article 3 of this Agreement, that no amount (including, without limitation, interest on or other proceeds of the Escrow Account or on any Pledged Securities held therein) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Company or any other person or entity other than the Trustee from the Escrow Account.

                  1.5.3. the Escrow Agent shall have full and exclusive control over the Collateral and no act or consent by the Company shall be required for the Trustee to effect its duties hereunder. In the event that inconsistent provisions are taken by the Trustee and the Company, the Trustee's instructions shall govern.

                  1.6. Transfers and Other Liens. Until termination of this Agreement pursuant to Section 8, the Company agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement.

                  1.7. Attorneys-in-Fact. In addition to all of the powers granted to the Trustee pursuant to Article 6 of the Indenture, the Company hereby irrevocably appoints each of the Trustee and the Escrow Agent as the Company's attorney-in-fact, coupled with an interest, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Trustee's or the Escrow Agent's discretion to, so long as any Event of Default has occurred and is continuing, take any action and to execute any instrument which the Trustee or the Escrow Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, and the expenses of the Trustee (including reasonable fees of its agents and counsel) incurred in connection therewith shall be payable by the Company.

                  1.8. Trustee or Escrow Agent May Perform. Without limiting the authority granted under Section 1.7 and except with respect to the failure of the Company to deliver investment instructions, which shall be governed by the second paragraph of Section 2.1 hereof, if the Company fails to perform any agreement contained herein, the Trustee or the Escrow Agent may, but shall not be


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obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Trustee or the Escrow Agent incurred in connection therewith shall be payable by the Company. In the event that the Trustee or the Escrow Agent perform pursuant to this Section 1.8, the Company shall compensate, reimburse and indemnify the Trustee or the Escrow Agent, as the case may be, in the manner provided in Section 7.07 of the Indenture.

                  1.9. Escrow Account Statement. Each month, the Escrow Agent shall deliver to the Company and the Trustee a statement in a form satisfactory to the Company and the Trustee setting forth with reasonable particularity the balance of funds then in the Escrow Account and the manner in which such funds are invested. The parties hereto irrevocably instruct the Escrow Agent that on the first date upon which the balance in the Escrow account is reduced to zero, the Escrow Agent shall deliver to the Company and to the Trustee a notice that the balance in the Escrow Account has been reduced to zero.

         2. Investment and Liquidation of Funds in Escrow Account. Funds deposited in the Escrow Account shall be invested and reinvested by the Escrow Agent on the following terms and conditions:

                  2.1. Pledged Securities. Subject to the provisions of Articles 2 and 3, funds held by the Escrow Agent in the Escrow Account may, at the written direction of the Company, be invested and reinvested solely in the following ("Pledged Securities"): (x) securities that are (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which in either case, are not callable or redeemable at the option of the issuer thereof, and (y) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depository receipt ("U.S. Government Obligations"), in each case, having a maturity date on or before the date on which the payments of interest on the Notes to which such U.S. Government Obligations are pledged to secure occur.

                  If the Company fails to give written investment instructions to the Escrow Agent by 10:00 a.m. (New York time) on any Business Day (other than the Closing Date) on which there is uninvested cash and/or maturing Pledged Securities in the Escrow Account, the Trustee is hereby authorized and directed to direct the Escrow Agent to, and the Escrow Agent shall, invest any such cash or the proceeds of any maturing Pledged Securities in Pledged Securities maturing on the next Business Day. On the Closing Date, the Company may direct the Trustee, who shall direct the Escrow Agent, to invest the proceeds in the Escrow Account in Pledged Securities until 2:00 p.m., which instructions shall be executed no later than 12:00 noon on the Business Day immediately following the Closing Date. The Company's failure to give such investment instructions shall not constitute a default or an event of default hereunder.

                  2.2. Interest. All interest earned on funds invested in Pledged Securities shall be held in the Escrow Account and reinvested in accordance with the terms hereof and shall be subject to the security interest granted hereunder to the Trustee.


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                  2.3.     Limitation of Trustee's and Escrow Agent's Liability.
Subject to Section 9.12, in no event shall the Trustee or the Escrow Agent have any liability to the Company or any other Person for investing the funds from time to time in the Escrow Account in accordance with the provisions of this
Article 2, regardless of whether greater income or a higher yield could have been obtained had the Escrow Agent invested such funds in different Pledged Securities, or for any loss (including breakage costs or loss of principal) associated with the sale or liquidation of Pledged Securities in accordance with the terms of this Agreement.

                  2.4. Liquidation of Funds. In liquidating any Pledged Securities in accordance with Article 3 of this Agreement, the Company shall direct the Trustee or the Escrow Agent as to which Pledged Securities shall be liquidated.

         3.       Interest Payments.

                  3.1. Not later than five (5) Business Days prior to the date of each of the first four scheduled interest payments due on the Notes, the Company shall, in writing, direct the Escrow Agent to transfer from the Escrow Account to the Paying Agent funds necessary to provide for payment in full or any portion of the next scheduled interest payment on the Notes (or, if a portion of the Notes has been retired by the Company, funds representing the lesser of (i) the amount sufficient to pay interest through and including May 15, 2000, on the Notes not so retired and (ii) the interest payments which have not previously been made on such retired Notes for each scheduled interest payment date through and including the scheduled interest payment date) or, if the Company does not intend to utilize the funds in the Escrow Account for such payment of interest, then the Company shall comply with Section 3.2 below. Upon receipt of such written request, the Escrow Agent shall take any action necessary to provide for the payment of such interest payment on the Notes directly to the Holders of Notes from proceeds of the Collateral in the Escrow Account. Concurrently with any release of funds to the Paying Agent pursuant to this Section 3.1, the Company shall deliver to the Trustee a certificate substantially in the form of Exhibit A hereto.

                  3.2. If the Company makes any interest payment or portion of an interest payment from a source of funds other than the Escrow Account ("Company Funds"), the Company may, after payment in full of such interest payment, direct the Trustee in writing to direct the Escrow Agent to release to the Company or at the direction of the Company an amount of funds from the Escrow Account equal to the lesser of (i) the amount of Company Funds so expended and (ii) the amount of funds in the Escrow Account which exceeds the amount sufficient, in the reasonable opinion of the Trustee, to provide for payment in full of the first four scheduled interest payments on the Notes. Upon receipt of the certificate described in the following sentence, the Trustee shall direct the Escrow Agent to pay over to the Company the requested amount. Concurrently with any release of funds to the Company pursuant to this Section 3.2, the Company shall deliver to the Trustee a certificate substantially in the form of Exhibit A hereto.

                  3.3. Upon payment in full of the first four scheduled interest payments on the Notes, the security interest in the Collateral evidenced by this Agreement shall terminate and be of no further force and effect. Furthermore, upon the release of any Collateral from the Escrow Account in accordance with the terms of this Agreement, whether upon release of Collateral to Holders as payment of interest, to the Company or otherwise, the security interest evidenced by this Agreement in the Collateral so released shall terminate and be of no further force and effect.

         4. Representations and Warranties. The Company hereby represents and warrants that:


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                  4.1.     The execution, delivery and performance by the
Company of this Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any Lien on any assets of the Company, except for the security interests granted under this Agreement.

                  4.2. The Company is the record and beneficial owner of the Collateral, free and clear of any and all Liens or claims of any person or entity (except for the security interests granted under this Agreement). No financing statement covering the Collateral is on file in any public office other than the financing statements filed pursuant to this Agreement.

                  4.3. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity and commercial reasonableness.

                  4.4. Upon the filing of financing statements required by the Uniform Commercial Code (the "UCC"), the pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in and to the Collateral, securing the payment of the Secured Obligations for the benefit of the Trustee and the ratable benefit of the Holders of Notes, enforceable as such against all creditors of the Company and any persons purporting to purchase any of the Collateral from the Company other than as permitted by the Indenture.

                  4.5. No consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (1) for the pledge by the Company of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company (except for any filings necessary to perfect Liens on the Collateral) or (2) for the exercise by the Trustee of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                  4.6. No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Company, threatened by or against the Company with respect to this Agreement or any of the transactions contemplated hereby.

                  4.7. The pledge of the Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

                  4.8. The maturity dates of the U.S. Government Obligations in which the Escrow Account are invested and reinvested so as to ensure that sufficient funds (or, if a portion of the Notes has been retired by the Company, funds representing the lesser of (i) the amount sufficient to pay interest through and including May 15, 2000, on the Notes not so retired and (ii) the interest payments which have not previously been made on such retired Notes for each scheduled interest payment date through and including the scheduled interest payment date) are available to make the full payments of the first four scheduled interest payments on the Notes.


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         5.       Covenants

                  The Company covenants and agrees with the Escrow Agent, the Trustee and the Holders of Notes from and after the date of this Agreement until the earlier of payment in full in cash of (A) each of the first four scheduled interest payments due on the Notes under the terms of the Indenture or (B) all obligations (including, but not limited to all Obligations) due and owing under the Indenture and the Notes in the event such obligations (including, but not limited to all Obligations) become due and payable prior to the payment of the first four scheduled interest payments on the Notes:

                  (i) The Company agrees that it shall not (a) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (b) create or permit to exist any Lien upon or with respect to any of the Collateral (except for the lien created pursuant to this Agreement) and, except as otherwise provided in this Agreement, at all times shall be the sole beneficial owner of the Collateral.

                  (ii) The Company agrees that it shall not (a) enter into any agreement or understanding that purports to or may restrict or inhibit the Escrow Agent's or the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to sell or otherwise dispose of the Collateral in accordance with the terms of this Agreement or (b) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with regard to the Collateral.

         6. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

                  (i) The Trustee may, without notice to the Company except as required by law and at any time or from time to time, direct the Escrow Agent to liquidate all Pledged Securities and transfer all funds in the Escrow Account to the Trustee or the Paying Agent to apply such funds in accordance with the provisions of the Indenture.

                  (ii) The Escrow Agent and/or the Trustee may also exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect at that time in the State of New York (the "Code") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Trustee's or the Escrow Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee and the Escrow Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee or the Escrow Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (iii) Any cash held by the Escrow Agent as Collateral and all net cash proceeds received by the Trustee or the Escrow Agent in respect of any sale or liquidation of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the


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         Trustee, be held by the Trustee or the Escrow Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any costs and expenses incurred in connection with any sale, liquidation or disposition of or realization upon the Collateral and the payment of any amounts payable to the Trustee or the Escrow Agent) in whole or in part by the Trustee or the Escrow Agent for the ratable benefit of the Holders of the Notes against, all or any part of the Secured Obligations in such order as the Trustee shall elect. Any surplus of such cash or cash proceeds held by the Trustee or the Escrow Agent and remaining after payment in full of all the Secured Obligations and the costs and expenses incurred by and amounts payable to the Trustee or the Escrow Agent hereunder or under the Indenture shall be paid over to the Company or to whomsoever shall be lawfully entitled to receive such surplus.

         7.       Indemnity and Authority of the Escrow Agent.

                   7.1. The Escrow Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Escrow Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Escrow Agent may perform any of its duties hereunder or in connection with the Escrow Account by or through agents or employees and shall be entitled to retain counsel of its choice and to act in reliance upon the advice of such counsel concerning all such matters. Neither the Escrow Agent, the Trustee nor any director, officer, employee, attorney or agent of the Escrow Agent or the Trustee (each, an "Indemnified Person") shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Escrow Agent and the Trustee and their directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Company agrees to indemnify and hold harmless the Escrow Agent and the Trustee and each Indemnified Person from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel (including the reasonably allocated costs of inside counsel)), claims and liabilities incurred by the Escrow Agent or such Indemnified Person hereunder arising out of or incurred in connection with such persons or in connection with the performance of its duties or obligations hereunder or in the Indenture or exercising any rights provided for hereunder or in the Indenture or exercising any rights provided for hereunder or in the Indenture, unless such claim or liability shall be attributable to bad faith, gross negligence or willful misconduct on the part of the Escrow Agent or the Trustee or such Indemnified Person.

                   7.2. The Company acknowledges that the rights and responsibilities of the Escrow Agent under this Agreement with respect to any action taken by the Escrow Agent or the exercise or non-exercise by the Escrow Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall be governed by the Indenture and, as between the Escrow Agent and the Company, the Escrow Agent shall be conclusively presumed to be acting as agent for the Trustee with full and valid authority so to act or refrain from acting, and the Company shall not be obligated or entitled to make any inquiry respecting such authority.

                   7.3. No provision of this Agreement shall require the Escrow Agent or the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Agreement at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

                   7.4. The obligations of the Company under this Section 7 shall survive the satisfaction and discharge of this Agreement.


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                  To secure the Company's payment obligations in this Section 7, the Trustee or Escrow Agent shall have a Lien prior to the Notes on all money or property held or collected by the Trustee or the Escrow Agent, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Agreement.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) of the Indenture occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         8.       Termination.

                  8.1. This Agreement shall create a continuing security interest in and to the Collateral and such security interest shall, unless otherwise provided in the Indenture or in this Agreement, remain in full force and effect until the earlier of payment in full in cash of (A) each of the first four scheduled interest payments due on the Notes under the terms of the Indenture or (B) all obligations (including, but not limited to, all Obligations) due and owing under the Indenture and the Notes in the event such obligations become payable prior to the payment of the first four scheduled interest payments on the Notes. This Agreement shall be binding upon the Company, its successors and assigns, and shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Escrow Agent, the Holders of Notes and their respective successors, transferees and assigns.

                  8.2. Subject to the provisions of Section 9.3 hereof, this Agreement shall terminate upon the earlier of payment in full in cash of (A) each of the first four scheduled interest payments due on the Notes under the terms of the Indenture or (B) all obligations (including, but not limited to, all Obligations) due and owing under the Indenture and the Notes in the event such obligations (including, but not limited to all Obligations) become payable prior to the payment of the first four scheduled interest payments on the Notes. At such time, the Trustee shall, at the written request of the Company, reassign and redeliver to the Company all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Trustee in accordance with the terms of this Agreement and the Indenture. Such reassignment and redelivery shall be without warranty (either express or implied) by or recourse to the Trustee, except as to the absence of any prior assignments by or encumbrances created by the Trustee on its interest in the Collateral, and shall be at the expense of the Company.

         9.       Miscellaneous.

                  9.1. Waiver. Either party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party, and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

                  9.2. Invalidity. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

                  9.3. Survival of Provisions. All representations, warranties and covenants of the Company contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement; provided, however, that the Company's obligations pursuant to Section 7 hereof shall survive the termination of this Agreement (including any termination under applicable bankruptcy laws) or the resignation or removal of the Trustee or the Escrow Agent.

                  9.4. Assignment. This Agreement shall inure to and be binding upon the parties and their respective successors and permitted assigns; provided, however, that the Company may not assign its rights or obligations hereunder without the express prior written consent of the Trustee, acting at the direction of the Holders as provided in the Indenture.

                  9.5. Entire Agreement Amendments. This Agreement and the Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments with respect thereto, whether oral or written; provided, however, that this Agreement is executed and accepted by the Trustee and the Escrow Agent subject to all terms and conditions of its acceptance of the trust under the Indenture, as fully as if said terms and conditions were set forth at length herein. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties. The Trustee and the Escrow Agent may execute an amendment to this Agreement only if the requisite consent of the Holders of the Notes required by Section 9.02 of the Indenture has been obtained, unless no such consent is required by such Section 9.02 of the Indenture.

                  9.6. Notices. All notices and other communications required or permitted to be given or made under this Agreement to any party hereto shall be delivered in writing by hand delivery or overnight delivery, or shall be delivered by facsimile or telephonically with confirmation in writing not more than twenty-four hours following such telephonic notice. A notice given in accordance with the preceding sentence shall be deemed to have been duly given upon the sending thereof, except for notice to the Trustee or the Escrow Agent, which shall be deemed given only when received. Notices should be addressed as follows:

         To the Company:

                  Park `N View, Inc.
                  11711 NW 39th Street
                  Coral Springs, Florida 33065
                  Attention: Steve Conkling
                  Facsimile number:(954) 745-7899
                  Telephone number:(954) 745-7800

         With copies to:

                  Kilpatrick Stockton, LLP
                  Suite 400
                  4101 Lake Boone Trial
                  Raleigh, North Carolina  27607
                  Attention:  James M. O'Connell, Esq.
                  Facsimile number.:  (919) 420-1800
                  Telephone number:  (919) 420-1700

         To the Trustee:

                  State Street Bank and Trust Company
                  Goodwin Square, 225 Asylum Street
                  Hartford, CT 06103
                  Attention: Elizabeth Hammer
                  Facsimile number: (860) 244-1889
                  Telephone number: (860) 244- 1817

         To the Escrow Agent:

                  State Street Bank and Trust Company
                  Goodwin Square, 225 Asylum Street
                  Hartford, CT 06103
                  Attention: Elizabeth Hammer
                  Facsimile number: (860) 244-1889
                  Telephone number: (860) 244-1817


or at such other address, facsimile number or phone number as the specified entity most recently may have designated in writing in accordance with this paragraph to the other parties.

                   9.7. Expenses. The Company shall from time to time pay to the Trustee and the Escrow Agent their reasonable fees and expenses and any reasonable fees and expenses of their counsel, that the Trustee and Escrow Agent may incur in connection with (a) the administration of this Agreement; (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of the Trustee and Escrow Agent and the Holders of Notes hereunder; or (d) the failure by the Company to perform or observe any of the provisions hereof, in each case other than any such expenses that arise from the bad faith, gross negligence or willful misconduct of the Trustee or Escrow Agent.

                  9.8. Security Interest Absolute. All rights of the Trustee and the Holders of Notes and security interests hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of
(a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture; (c) any exchange, surrender, release or non-perfection of any Liens on any other collateral for all or any of the Secured Obligations; or
(d) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Secured Obligations or of this Agreement.

                  9.9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                  9.10. Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that they shall not render this Agreement not entitled to be recorded, registered or filed under provisions of any applicable law.

                  9.11. Rights of Holders of Notes. No Holder of Notes shall have any independent rights hereunder other than those rights granted to individual Holders of Notes pursuant to Section 6.06 of the Indenture; provided that nothing in this subsection shall limit any rights granted to the Trustee under the Indenture.

                  9.12. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF DAMAGES.

                  (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH. RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE TRUSTEE, THE ESCROW AGENT AND THE HOLDERS OF NOTES IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH (vi) BELOW, THE COMPANY, THE TRUSTEE, THE ESCROW AGENT AND THE HOLDERS OF NOTES AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE COMPANY, THE TRUSTEE, THE ESCROW AGENT AND THE HOLDERS OF NOTES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. THE COMPANY WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (iii) THE COMPANY AGREES THAT THE TRUSTEE SHALL, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER OF NOTES, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE COMPANY OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH (AND HAVING PERSONAL OR IN REM JURISDICTION OVER THE COMPANY OR ITS PROPERTY, AS THE CASE MAY BE) TO ENABLE THE TRUSTEE TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE TRUSTEE. THE COMPANY AGREES THAT IT SHALL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSS CLAIMS IN ANY PROCEEDING BROUGHT BY THE TRUSTEE TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE TRUSTEE, EXCEPT FOR SUCH COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS WHICH, IF NOT ASSERTED IN ANY SUCH PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH

         THE TRUSTEE HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (iv) THE COMPANY, THE TRUSTEE AND THE ESCROW AGENT EACH WAIVE ANY AND ALL RIGHTS TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, OR RELATING OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM PURSUANT TO, UNDER OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ALL DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  (v) THE COMPANY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION AS THE DESIGNEE, APPOINTEE AND AGENT OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. IT IS UNDERSTOOD THAT NOTICE AND A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE FORWARDED PROMPTLY TO THE COMPANY, BUT THE FAILURE OF THE COMPANY TO RECEIVE SUCH NOTICE AND COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 11.02 OF THE INDENTURE, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) BUSINESS DAYS AFTER SUCH MAILING.

                  (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ESCROW AGENT, THE TRUSTEE OR ANY HOLDER OF NOTES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  (vii) THE COMPANY AGREES THAT NEITHER THE TRUSTEE, THE ESCROW AGENT NOR ANY HOLDER OF NOTES SHALL HAVE ANY LIABILITY TO THE COMPANY (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE COMPANY IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATING OR INCIDENTAL TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE TRUSTEE, THE ESCROW AGENT OR SUCH HOLDER OF NOTES, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE TRUSTEE, THE ESCROW AGENT OR SUCH HOLDER OF NOTES, AS THE CASE MAY BE, CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (viii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE COMPANY WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE

         TRUSTEE, THE ESCROW AGENT OR ANY HOLDER OF NOTES OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE, THE ESCROW AGENT OR ANY HOLDER OF NOTES IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY. ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE TRUSTEE, THE ESCROW AGENT OR ANY HOLDER OF NOTES, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE COMPANY ON THE ONE HAND AND THE TRUSTEE, THE ESCROW AGENT AND/OR THE HOLDERS OF NOTES ON THE OTHER HAND.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge, Escrow and Disbursement Agreement as of the day first written above.



COMPANY:                               PARK `N VIEW, INC.



                                       By  /s/ Stephen L. Conkling
                                         --------------------------------------
                                       Name:  Stephen L. Conkling
                                       Title:  CFO, COO



TRUSTEE:                               STATE STREET BANK AND TRUST COMPANY



                                       By  /s/ Steven Cimalore
                                       ----------------------------------------
                                       Name:  Steven Cimalore
                                       Title:  Vice President




ESCROW AGENT:                          STATE STREET BANK AND TRUST COMPANY



                                       By  /s/ Steven Cimalore
                                         --------------------------------------
                                       Name:  Steven Cimalore
                                       Title:  Vice President

                                    EXHIBIT A


     [Form of Certificate for Release of Funds to [Company] [Paying Agent]]


                               PARK `N VIEW, INC.


                                                                Date:__________

The undersigned officer of Park `N View, Inc., a Delaware corporation (the "Company"), hereby certifies, pursuant to Section [3.l][3.2] of the Pledge, Escrow and Disbursement Agreement dated as of May 27, 1998 (the "Escrow and Disbursement Agreement") by and among the Company, State Street Bank and Trust Company, as trustee (the "Trustee"), and State Street Bank and Trust Company as escrow agent (the "Escrow Agent"), under the Indenture dated as of May 27, 1998 (the "Indenture"), between the Company and the Trustee, that:

         The release of funds has been duly authorized by all necessary corporation action and does not contravene, or constitute a default under, any provision of applicable law or regulation or the certificate of incorporation of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any Lien on any assets of the Company.

                  The Company hereby requests the Trustee to direct the Escrow Agent to liquidate $_________ worth of Pledged Securities in the Escrow Account by not later than 12:00 noon (New York time) on _________ , 199 and to transfer $________ in immediately available funds to [the Company] [the Paying Agent].

                  Capitalized terms used herein without definition shall have the meanings set forth in the Escrow and Disbursement Agreement.



                                             By:
                                                -------------------------------



                                             Name:
                                                  -----------------------------



                                             Title:
                                                   ----------------------------


                                      A-1